FORM OF SUBORDINATION AGREEMENT

                             SUBORDINATION AGREEMENT

      This Subordination Agreement (the "Agreement") is entered into as of September ___, 1997, by and between _________________, and BANK ONE, NATIONAL ASSOCIATION.

      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the loans or other extensions of credit and all renewals or extensions now or hereafter made by Bank One, National Association, its successors and assigns ("Senior Creditor"), directly or indirectly, to Drew Shoe Corporation ("Borrower") which loans or other extensions of credit have been or will be guaranteed by BCAM International, Inc. (the "Guarantor"), such Guarantor being the 100% shareholder of the Borrower, the undersigned, _____________., on behalf of the undersigned and the undersigned's successors and assigns ("Subordinated Creditor") and Senior Creditor make the following representations and agreements:

      1. Description of Subordinated Debt. Subordinated Creditor represents and warrants to Senior Creditor that (a) Guarantor is indebted to Subordinated Creditor in the principal sum of $___________, evidenced by (i) that certain Note Purchase Agreement dated as of September 19, 1997 (the "Note Purchase Agreement") between _____________ from Guarantor dated September 19, 1997, which is attached to this Agreement as Exhibit A (the "Subordinated Note"); (b) Subordinated Creditor holds no collateral, or other assurances, or security for the Subordinated Debt; (c) the Subordinated Debt has not been subordinated in favor of or sold, assigned, pledged or otherwise transferred or encumbered, in whole or in part, to any other person, entity or corporation; and (d) Subordinated Creditor has the full right, power and authority to enter into this Agreement.

      2. Subordination. Subordinated Creditor hereby subordinates all indebtedness, obligations, and liabilities now or hereafter owing by Guarantor to Subordinated Creditor in respect of the Subordinated Note, including without limitation, all principal, premium interest, fees, expenses, and other charges accruing thereon (the "Subordinated Debt") to the payment of any and all indebtedness, obligations and liabilities now or hereafter owing by Guarantor to Senior Creditor under a certain Continuing Guaranty executed and delivered by Guarantor to Senior Creditor dated September ___, 1997, and all amendments, modifications, renewals and substitutes therefor (the "Guaranty") by which Guarantor guarantees payment of certain liabilities of Borrower, including all principal up to the sum of $5,500,000, together with all interest, fees, expenses, and other charges accruing on such principal sum (the "Senior Debt"), to the extent and in the manner set forth below, and Subordinated Creditor agrees not to demand, accept or receive, directly or indirectly, any payment or repayment of principal, interest or other amount in respect of the Subordinated Debt, or from any property of Borrower or Guarantor or any third party, in violation of the terms hereof. Subordinated Creditor shall take no steps to obtain payment, directly or indirectly, of any type from Borrower or from any property of Borrower.

            (a) Permitted Payments. Subject to the provisions of paragraphs 2(b) and 2(c) below, the Guarantor may pay to Subordinated Creditor the following payments in connection

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with the Subordinated Debt (the "Permitted Payments" or a "Permitted Payment"):

      (1) accrued interest in connection with the Subordinated Note, on a semi-annual basis, on each March 19 and September 19, commencing March 19, 1998; and

      (2) payments of principal in connection with the Subordinated Note, at its stated maturity of September 19, 2002, in the amount of up to $_____________ as set forth in the Subordinated Note.

            (b) No Payments Upon Default. No amount, including, without limitation, the Permitted Payments, shall be paid by Guarantor or accepted by Subordinated Creditor, whether in cash, property, securities or otherwise, in respect of the Subordinated Debt (a "Blockage"), if (i) there exists, or would exist after giving effect to such proposed payment, any "Event of Default", as defined in a certain Loan and Security Agreement between Senior Creditor and Borrower dated as of September ___, 1997, as the same may be renewed, supplemented or otherwise modified or amended from time to time which relates to the tangible net worth of the Borrower or a bankruptcy or other insolvency proceeding of the Borrower or the Guarantor, or a default in payment by Guarantor under the Guaranty (separately a "Default" and collectively the "Defaults"), and (ii) Subordinated Creditor shall have received written notice from Senior Creditor of such Default; provided, however, that notwithstanding the foregoing restrictions, Subordinated Creditor may receive any payment which was suspended hereunder upon the earlier of (i) a cure of such default, acknowledged by the Senior Creditor in writing, or the written waiver by Senior Creditor, of the then existing Defaults, or (ii) the payment in full in cash of Senior Debt and the irrevocable termination of the loan documents relating thereto. Notwithstanding the foregoing, during any 360-day period, the aggregate of all periods of Blockage shall not exceed 180 days, and there shall be a period of at least 180 consecutive days in each consecutive 360-day period when no period of Blockage is in effect.

            (c) No Payments Upon Certain Proceedings. In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization, or any sale or transfer of any material asset or interest in Guarantor or Borrower (each, a "Sale Transaction") if such transaction has not been agreed to or consented to by the Senior Creditor, or if such Sale Transaction gives rise to an Event of Default under the Senior Debt or the Guaranty; , or other similar proceedings or transactions in connection therewith, relative to Guarantor or Borrower, and their respective creditors, or their respective properties, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Guarantor or Borrower, whether or not involving insolvency or bankruptcy, Senior Creditor shall be entitled to receive payment in full of the Senior Debt, including, without limitation, interest, default interest, fees, or expenses accruing subsequent to the filing of a petition in any such insolvency or bankruptcy proceeding, notwithstanding any law, rule or regulation that would otherwise limit Senior Creditor's right to receive such "post-petition" interest, default interest, fees, or expenses before Subordinated Creditor is entitled to receive any payment of the Subordinated Debt, and Senior Creditor shall be entitled to receive for application in payment thereof any payment, distribution, or dividend of any kind or character, whether in cash or property or securities, which may be payable or deliverable


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in any such proceedings in respect of the Subordinated Debt, except securities which are subordinate and junior in right of payment to the payment of all the Senior Debt then outstanding.

      3. Legend. Subordinated Creditor shall cause the Subordinated Note and other instruments and agreements evidencing any Subordinated Debt to bear an appropriate legend referring to this Agreement and reciting that the payment of the Subordinated Debt evidenced thereby is subject to the provisions hereof, and agrees to cause any extension of any such instrument to bear such legend.

      4. Turnover of Payments. If, prior to the satisfaction of the Senior Debt, Subordinated Creditor receives from any source whatsoever including, but not limited to, receipt resulting from the exercise by any court of its legal or equitable powers, any payment (except for a Permitted Payment) with respect to any of the Subordinated Debt, Subordinated Creditor shall forthwith deliver such payment to Senior Creditor, in precisely the form received, except for Subordinated Creditor's indorsement when necessary, for application on account of the Senior Debt, and until so delivered, such payment or security shall be held in trust by Subordinated Creditor as the property of Senior Creditor. In the event of the failure of any Subordinated Creditor to indorse any instrument for the payment of money so received by such Subordinated Creditor, Senior Creditor is irrevocably appointed attorney for such Subordinated Creditor with full power to make such indorsement and with full power of substitution.

      5. Standstill. Subordinated Creditor agrees for the benefit of the holder of the Senior Debt that, so long as any part of the Senior Debt remains outstanding, Subordinated Creditor will not (a) take any action to accelerate, demand the payment of, or recover any amount due under the Subordinated Debt (except for Permitted Payments) or to exercise any remedies with respect thereto; or (b) take any action or exercise any remedies against the Guarantor or against any property of the Guarantor prior to the earliest of (i) 120 days after Subordinated Creditor provides notice to Senior Creditor of an "Event of Default" (as such term is defined in the Note Purchase Agreement) under the terms of the Subordinated Note which is not thereafter cured or waived in writing by Subordinated Creditor, (ii) 30 days after the acceleration of the Senior Debt, or (iii) the infeasible payment in full of the Senior Debt.

      6. No Waiver. No action which Senior Creditor, or Guarantor or Borrower, with the consent of Senior Creditor, may take or refrain from taking with respect to any Senior Debt, or collateral therefor, including a waiver or release thereof, or any agreement or agreements (including guaranties) in connection therewith, shall affect this Agreement or the obligations of Subordinated Creditor hereunder. Without limitation, the subordination of Subordinated Creditor shall in no way be affected or impaired by, and Subordinated Creditor hereby irrevocably consents to: (a) any amendment, restatement, alteration, extension, renewal, waiver, indulgence or other modification of the documents evidencing the Senior Debt; (b) any settlement or compromise in connection with the Senior Debt; (c) any substitution, exchange, release or other disposition of all or any part of the Senior Debt or the collateral held therefor; (d) any failure, delay, neglect, act or omission by the Senior Creditor to act in connection with the Senior Debt or the collateral held


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therefor; or (e) any advances for the purpose of performing or curing any term or covenant contained in the documents or agreements evidencing the Senior Debt to which Borrower shall be or would otherwise be in default. The obligations and agreements of Subordinated Creditor hereunder shall be unconditional and continuing.

      7. No Modification. No modification or waiver shall be deemed to be made by Senior Creditor of any of its rights hereunder unless the same shall be in writing and then only with respect to the specific instance involved, and shall in no way impair or offset the rights of Senior Creditor or the obligations of Subordinated Creditor in any other respect or at any other time. No amendment, waiver or modification of any subordination provision adverse to Senior Creditor or the holders of the Senior Debt will be effective against any holder of the Senior Debt, unless expressly consented to in writing by or on behalf of such holder.

      8. Obligation of Guarantor Not Impaired. The provisions of this Subordination Agreement define the relative rights of the Senior Creditor and of Subordinated Creditor against the Guarantor and its property. Nothing herein shall impair, as between the Guarantor and Subordinated Creditor, the obligation of Guarantor, which is unconditional and absolute, to pay to Subordinated Creditor the principal thereof and premium, if any, and interest on the Subordinated Debt in accordance with the terms and the provisions thereof. Except as otherwise expressly provided in this Subordination Agreement, nothing shall prevent the Subordinated Creditor from exercising all remedies under the Note Purchase Agreement, the Subordinated Note or otherwise permitted by applicable law.

      9. Event of Default Under Subordinated Note. The failure by Guarantor to make a payment on account of principal of or interest on the Subordinated Note by reason of any provisions of this Subordination Agreement shall not be construed as preventing the occurrence of an Event of Default under the Subordinated Note.

      10. Successors; Governing Law. This Agreement shall be binding upon Subordinated Creditor and Senior Creditor and their respective legal representatives, heirs, successors and assigns. This Agreement shall be construed and enforced in accordance with and governed by the law of the State of Ohio.

      11. Notice. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) one day after the same is sent to the address set forth below such party's signature line below if sent by recognized overnight delivery service, (b) upon confirmation of electronic communication if sent by telecopier, or (c) upon delivery to such address if personally delivered.

      12. Subrogation. Conditional upon the prior payment in full of the Senior Debt, to the extent that Senior Creditor has received any payment or distribution which, but for this Agreement, would have been applied to the Subordinated Debt, Subordinated Creditor shall be subrogated to the rights of Senior Creditor until the Subordinated Debt shall be paid in full, and,


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for the purposes of such subrogation, no such payment or distribution shall, as between the Guarantor or its other creditors, be deemed to be a payment or distribution on account of the Senior Debt, it being understood and agreed that the provisions of this Subordination Agreement are intended solely for the purpose of defining the relative rights of the holders of the Senior Debt and the Subordinated Debt.

      13. Counterparts. This Agreement may be executed in three or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same document.

      14. Headings. The headings contained in this Agreement are for ease of reference only, and shall not be construed to modify, alter or affect this Agreement in any way.

      Each of the parties has executed this Agreement as of the date set forth above.



                                    SUBORDINATED CREDITOR:

                                    ________________

                                    By:_________________________________


                                    Its:________________________________


                                                  Notice address: ____________

Agreed and Accepted:

SENIOR CREDITOR:

BANK ONE, NATIONAL ASSOCIATION

By:_________________________________


Its:________________________________


Notice Address:

100 East Broad Street
Columbus, Ohio  43271-0170


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Attn: Mark S. Slayman
Facsimile No. (614) 248-5518

      BCAM International, Inc. and Drew Shoe Corporation each hereby acknowledges notice of the foregoing Subordination Agreement and agrees to be bound by all the terms, provisions and conditions thereof.

                                    GUARANTOR:

                                    BCAM INTERNATIONAL, INC.


                                    By:_________________________________


                                    Its:________________________________


                                    Notice address: 1800 Walt Whitman Road
                                                    Melville, NY  11747
                                                    Attn:  Michael Strauss
                                                    Facsimile No. (516) 752-3558


                                    BORROWER:


                                    DREW SHOE CORPORATION


                                    By:_________________________________


                                    Its:________________________________

                                     Notice address: 252 Quarry Road
                                                     Lancaster, Ohio 43130
                                                     Attn: Larry R. Martin
                                                     Facsimile: (614) 654-4979


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